EXHIBIT 10.7

Assignment and Novation Agreement

转让和更替协议

This Assignment and Novation Agreement (“this Agreement”) is entered into on August 25, 2016 by and among the following Parties:

本《转让和更替协议》(“本协议”)由以下各方于2016年8月25日签订:

(1)	Shenzhen CCPower Corporation (“PRC Entity”), a limited liability company duly incorporated in Shenzhen, the People’s Republic of China (the “PRC”), whose legal address is 1705, Tower A, Haisong Building, Tairan 9 Road, Chegongmiao, Futian District, Shenzhen;

深圳市中加力实业发展有限公司(“PRC Entity”),一家于中华人民共和国(“中国”)深圳市适当成立的有限责任公司,其法定地址为深圳市福田区沙头街道车公庙泰然九路海松大厦A-1705;

(2)	Shenzhen CCPower Investment Consulting Co., Ltd. (“WFOE”), a wholly foreign owned enterprise duly incorporated in Shenzhen, PRC, whose legal address is 1705, Tower A, Haisong Building, Tairan 9 Road, Chegongmiao, Futian District, Shenzhen;

深圳市中加力投资咨询有限公司(“WFOE”),一家于中国深圳市适当成立的外商独资企业,其法定地址为深圳市福田区沙头街道车公庙泰然九路海松大厦A-1705;

(3)	WANG Xili (“Assignor”), a PRC citizen holding a Chinese ID card with the ID number 420104196707150843;

汪夕力(“让与方”),一名持有身份证号码为420104196707150843的中国居民身份证的中国公民;

(4)	WEI Zhixiong (“Assignee”), a PRC citizen holding a Chinese ID card with the ID number 430524197303182439.

魏志雄(“受让方”),一名持有身份证号码为430524197303182439的中国居民身份证的中国公民。

PRC Entity, WFOE, Assignor and Assignee shall hereinafter individually as a “Party” and jointly be referred to as the “Parties”.

PRC Entity,WFOE,让与方和受让方以下单独称“一方”,合称“各方。”

WHEAEAS:

鉴于:

(a)	PRC Entity, WFOE and Assignor entered into certain Entrusted Management Agreement, Equity Pledge Agreement, Exclusive Purchase Option Agreement and Technical Service Agreement dated August 22, 2011 (collectively the “Original Control Agreements”).

PRC Entity,WFOE和让与方于2011年8月22日签署了特定的《委托管理协议》、《股权质押协议》、《独家购买权协议》和《技术服务协议》(合称为“原控制协议”)。

(b)	WFOE and Assignor entered into certain Loan Agreement dated August 22, 2011 (“Assignor Loan Agreement”).

WFOE和让与方于2011年8月22日签署了特定的《借款协议》(“让与方借款协议”)。

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(c)	As of the date hereof, Assignor as the borrower has received the loan amount under the Assignor Loan Agreement and contributed the same to the bank account of PRC Entity in accordance with the Assignor Loan Agreement, and Assignor has not repaid such loan.

截至本协议签署日,让与方作为借款人已收到让与方借款协议项下借款金额,并按照让与方借款协议将借款金额汇入PRC Entity银行账户,且让与方尚未偿还该等借款。

(d)	Assignor and Assignee entered into certain Agreement on Equity Transfer dated August 25, 2016, under which Assignor intends to sell to Assignee, and Assignee intends to purchase from Assignor, 100% equity interests in PRC Entity (“PRC Entity Equity Transfer”).

让与方和受让方于2016年8月25日签署了特定的《股权转让协议》,约定让与方有意向受让方出售,且受让方有意向让与方购买PRC Entity的100%股权(“PRC Entity股权转让”)。

(e)	As of the date hereof, the PRC Entity Equity Transfer has been consummated and Assignee has owned 100% equity interests in the PRC Entity.

截至本协议签署日,PRC Entity股权转让已完成且受让方已持有PRC Entity的100%股权。

(f)	PRC Entity, WFOE and Assignee entered into certain Entrusted Management Agreement, Equity Pledge Agreement, Exclusive Purchase Option Agreement and Technical Service Agreement dated August 25, 2016 (collectively the “Updated Control Agreements”).

PRC Entity,WFOE和受让方于2016年8月25日签署了特定的《委托管理协议》、《股权质押协议》、《独家购买权协议》和《技术服务协议》(合称为“新控制协议”)。

(g)	WFOE and Assignee entered into certain Loan Agreement dated August 25, 2016 (“Assignee Loan Agreement”).

WFOE和受让方于2016年8月25日签署了特定的《借款协议》(“受让方借款协议”)。

NOW, THEREFORE, the Parties hereby agree as follows:

因此,各方特此达成协议如下:

1.	The Parties agree and acknowledge that Assignor has assigned all of his rights and obligations under the Original Control Agreements to Assignee as of August 25, 2016 and the Original Control Agreements was terminated and replaced by the Updated Control Agreements in their entirety on August 25, 2016.

各方同意并确认,自2016年8月25日起,让与方已将原控制协议项下全部权利和义务转让予受让方,原控制协议于2016年8月25日被终止并被新控制协议完整地取代。

2.	The Parties agree and acknowledge that Assignor has assigned all his rights and obligations under the Assignor Loan Agreement to Assignee as of August 25, 2016 and the Assignor Loan Agreement was terminated and replaced by the Assignee Loan Agreement in its entirety on August 25, 2016.

各方同意并确认,自2016年8月25日起,让与方已将让与方借款协议项下全部权利和义务转让予受让方。让与方借款协议于2016年8月25日被终止并被受让方借款协议完整地取代。

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3.	For avoidance of doubt, WFOE will not separately grant to Assignee the loan under the Assignee Loan Agreement. The amount borrowed by Assignor under the Assignor Loan Agreement shall be treated as the amount of loan which Assignee receives under the Assignee Loan Agreement. Assignee shall assume the responsibility to repay the loan and fulfill other obligations under the Assignee Loan Agreement.

为避免疑义,WFOE将不会向受让方另行发放受让方借款协议项下贷款。让与方在借款协议项下已借入的金额应被视为受让方在受让方借款协议项下收到的贷款金额。受让方应当承担受让方借款协议项下还款以及其他义务。

4.	In case of any discrepancy between this Agreement or the Updated Control Agreements and Assignee Loan Agreement, the terms of this Agreement shall prevail.

如本协议与新控制协议或受让方借款协议有任何不一致之处,以本协议条款为准。

5.	This Agreement is governed and interpreted by the laws of PRC.

本协议由中国法律管辖并据此解释。

6.	The Parties shall strive to settle any dispute arising from or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each Party can submit such matter to China International Economic and Trade Arbitration Commission in Beijing, PRC for arbitration in accordance with its rules. The language of arbitration shall be English. The arbitration award shall be final conclusive and binding upon the Parties.

凡由本协议引起的或与本协议有关的任何争议应通过本协议各方友好协商解决。如在发生争议后的三十(30)日内无法达成一致意见,任何一方均可以就争议事项向位于中国北京的中国国际经济贸易仲裁委员会申请按其规则进行仲裁。仲裁语言为英文。仲裁裁决应该是终局的,对各方均有约束力。

7.	If any of the provisions of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of any other provisions of this Agreement.

如果本协议的任何条款被认定无效或者不可执行,该无效和不可执行应不影响本协议任何其他条款的效力和执行力。

8.	This Agreement is signed in English and Chinese versions and both language versions shall have same legal effect.

本协议以中文和英文书就,两种语言文本具有同等法律效力。

9.	This Agreement shall become effective upon execution by the Parties. This Agreement is made in three (3) originals of each version. Each Party shall hold one original of each version.

本协议经各方签署之日起生效。本协议一式叁(3)份。每一方持有一份原件。

[Signature page follows]

[下接签署页]

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IN WITNESS THEREFORE, the parties hereto have caused this Assignment and Novation Agreement to be executed and delivered as of the date first above written.

以昭信守,各方于协议开端所述日期正式签署并交付本《转让和更替协议》。

For and on behalf of:

代表:

Shenzhen CCPower Corporation(深圳市中加力实业发展有限公司)

Authorized Representative(授权代表):	/s/ Wei Zhixiong

Shenzhen CCPower Investment Consulting Co., Ltd.(深圳市中加力投资咨询有限公司)

Authorized Representative(授权代表):	/s/ Renyan Ge

WANG Xili(汪夕力)

Signature(签字):	/s/ Wang Xili

WEI Zhixiong(魏志雄)

Signature(签字):	/s/ Wei Zhixiong